     As filed with the Securities and Exchange Commission on August 25, 1997

                                                     REGISTRATION NO. 333-20907
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  --------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  --------------

                           AMERUS LIFE HOLDINGS, INC.
    (Exact name of registrant as specified in its Articles of Incorporation)

          IOWA                                         42-1459712
(State or other jurisdiction of              (IRS Employer Identification No.)
incorporation or organization)

                                418 SIXTH AVENUE
                          DES MOINES, IOWA  50309-2407
                                (515) 280-1331
               (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                     ALL*AMERUS SAVINGS AND RETIREMENT PLAN
                              (Full title of plan)

       JAMES A. SMALLENBERGER                                 COPY TO:
 SENIOR VICE PRESIDENT AND SECRETARY                    BRIAN J. FAHRNEY, ESQ.
     AMERUS LIFE HOLDINGS, INC.                             SIDLEY & AUSTIN
         418 SIXTH AVENUE                              ONE FIRST NATIONAL PLAZA
    DES MOINES, IOWA  50309-2407                       CHICAGO, ILLINOIS 60603
          (515) 280-1331                                    (312) 853-7000
 (Name, address and telephone number,
including area code, of agent for service)

                               REGISTRATION FEE(1)

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                     Proposed maximum                Proposed maximum
    Title of securities          Amount                    aggregate                       aggregate           Amount of
       registered              registered         offering price per share (1)(2)      offering price(1)     registration fee(1)
-----------------------------------------------------------------------------------------------------------------------------

Class A Common Stock, no
    par value  . . .           100,000(1)                  N/A                               N/A                N/A
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

(1) The registration fee was paid in connection with the initial filing on Form S-8 which was made on January 31, 1997.

(2) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


ITEM 1.   PLAN INFORMATION*

ITEM 2.   REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended, and the Note to Part I of Form S-8.



                                     PART II
                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT


ITEM 3.   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents heretofore filed with the Securities and Exchange Commission (the "Commission") by AmerUs Life Holdings, Inc. (the "Company") are incorporated herein by reference and shall be deemed to be a part hereof:

     (a) The Prospectus, dated January 28, 1997, and contained in the Registration Statement on Form S-1 filed by the Company with the Commission (No. 333-12239).

     (b) The description of the Company's Class A common stock, no par value per share (the "Common Stock"), which is contained in the Registration Statement on Form 8-A filed by the Company with the Commission on January 3, 1997, including any subsequent amendment or any report filed for the purpose of updating such description.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Post-Effective Amendment No. 1 to the Registration Statement (the "Post-Effective Amendment ") and prior to the filing of any subsequent post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold are deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the respective dates of filing of such documents (such documents, and the documents enumerated above, being hereinafter referred to as "Incorporated Documents").

     Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.   DESCRIPTION OF SECURITIES

     Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Sections 851 and 856 of the Iowa Business Corporation Act ("IBCA") provide that a corporation has the power to indemnify its directors and officers against liabilities and expenses incurred by reason of such person serving in the capacity of director or officer, if such person has acted in good faith and in a manner reasonably believed by the individual to be in or not opposed to the best interests of the corporation, and in any criminal proceeding if such person had no reasonable cause to believe the individual's conduct was unlawful. The foregoing indemnity provisions notwithstanding, in the case of actions brought by or in the right of the corporation, no indemnification shall be made to such director or officer with respect to any matter as to which such individual has been adjudged to be liable to the corporation unless, and only to the extent that, a court determines that indemnification is proper under the circumstances.


     The Company's Articles of Incorporation provide that the Company shall indemnify its directors to the fullest extent possible under the IBCA. The Company's Bylaws extend the same indemnity to its officers. The Articles of Incorporation provide that no director shall be liable to the Company or its shareholders for monetary damages for breach of the individual's fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction in which the director derived an improper personal benefit, or (iv) under the IBCA provisions relating to improper distributions.


     The Company maintains a directors' and officers' liability insurance policy to insure against losses arising from claims made against its directors and officers, subject to the limitations and conditions as set forth in the policies. In addition, the Company has entered into indemnification agreements with its directors and certain of its executive officers providing for the indemnification of such persons as permitted by the Company's Articles of Incorporation and Iowa law.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED

     Not applicable.

ITEM 8.   EXHIBITS

     The Company will submit the All*AmerUs Savings and Retirement Plan (the "Plan") and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and will make all changes required by the IRS in order to qualify the Plan.

EXHIBIT
NUMBER              DESCRIPTION OF EXHIBIT

4(a)    Amended and Restated Articles of Incorporation of the Company,  (Exhibit
        3.5 to the Company's Registration Statement on Form S-1 (No. 333-12239), incorporated herein by reference).

4(b) By-Laws of the Company, (Exhibit 3.2 to the Company's Registration Statement on Form S-1 (No. 333-12239), incorporated herein by reference).

4(c) All*AmerUs Savings and Retirement Plan for Employees of AmerUs Life Holdings, Inc., (Exhibit 4(c) to the Company's Registration Statement on Form S-8 dated (No. 333-20905), incorporated herein by reference).

4(d) Amendment No. 1 to All*AmerUs Savings and Retirement Plan for Employees of AmerUs Life Holdings, Inc., (Exhibit 4(d) to the Company's Registration Statement on Form S-8 (No. 333-20905), incorporated herein by reference).

*4(e) Amendment No. 2 to All*AmerUs Savings and Retirement Plan for Employees of AmerUs Life Holdings, Inc.

*5 Opinion of James A. Smallenberger, Esq. as to the legality of the securities being registered.

*23(a) Consent of James A. Smallenberger, Esq. (included in his opinion filed as Exhibit 5).

*23(b)  Consent of KPMG Peat Marwick LLP.

*24     Powers of Attorney for Maureen M. Culhane and Ilene B. Jacobs.

_________________________
*Filed herewith.

ITEM 9. UNDERTAKINGS

        (a)  The registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if this Registration Statement is on Form S-3 or Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Company pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

        (2) That, for purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remained unsold at the termination of the offering.

        (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to its registration statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Des Moines, Iowa on August 25, 1997.


                                        AMERUS LIFE HOLDINGS, INC.


                                        By:  /s/ Roger K. Brooks
                                             --------------------------------
                                             Roger K. Brooks
                                             Chairman, President and Chief
                                             Executive Officer


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to its registration statement has been signed on August 25, 1997 by the following persons in the capacities indicated.

               SIGNATURE                          TITLE(S)

        /s/ Roger K. Brooks           Chairman, President and Chief Executive
   -----------------------------      Officer (principal executive officer)
            Roger K. Brooks           and Director


        /s/ Michael E. Sproule        Executive Vice President and Chief
   -----------------------------      Financial Officer (principal financial
            Michael E. Sproule        officer)

        /s/ Michael G. Fraizer        Senior Vice President and
   -----------------------------      Controller/Treasurer (principal
            Michael g. Fraizer        accounting officer)

                 *                      Director
   -----------------------------
            John R. Albers


                 *                      Director
   -----------------------------
            Malcolm Candlish


                 *                      Director
   -----------------------------
            Maureen M. Culhane


                 *                      Director
   -----------------------------
            D T Doan


                 *                      Director
   -----------------------------
            Thomas F. Gaffney


                 *                      Director
   -----------------------------
            Ilene B. Jacobs


                 *                      Director
   -----------------------------
            Sam C. Kalainov


                 *                      Director
   -----------------------------
            John W. Norris, Jr.


                 *                      Director
   -----------------------------
            Jack C. Pester


                 *                      Director
   -----------------------------
            John A. Wing


* By:       /s/ James A. Smallenberger
         -----------------------------------
                James A. Smallenberger
                  (Attorney in fact)

            Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the All*AmerUs Savings and Retirement Plan, has duly caused this Post-Effective Amendment No. 1 to its registration statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Des Moines, State of Iowa, on August 25, 1997.


                                   All*AmerUs Savings and Retirement Plan


                                   By:      /s/ Victor N. Daley
                                       ---------------------------------------
                                       Victor N. Daley, Chairman of the Benefit
                                       and Pension Committee, as Plan
                                       Administrator

             INDEX TO EXHIBITS TO REGISTRATION STATEMENT ON FORM S-8


EXHIBIT
NUMBER              DESCRIPTION OF EXHIBIT
--------            -----------------------

4(a)    Amended and Restated Articles of Incorporation of the Company,  (Exhibit
        3.5 to the Company's Registration Statement on Form S-1 (No. 333-12239), incorporated herein by reference).

4(b) By-Laws of the Company, (Exhibit 3.2 to the Company's Registration Statement on Form S-1 (No. 333-12239), incorporated herein by reference).

4(c) All*AmerUs Savings and Retirement Plan for Employees of AmerUs Life Holdings, Inc., (Exhibit 4(c) to the Company's Registration Statement on Form S-8 (No. 333-20905), incorporated herein by reference).

4(d) Amendment No. 1 to All*AmerUs Savings and Retirement Plan for Employees of AmerUs Life Holdings, Inc., (Exhibit 4(d) to the Company's Registration Statement on Form S-8 (No. 333-20905), incorporated herein by reference).

*4(e) Amendment No. 2 to All*AmerUs Savings and Retirement Plan for Employees of AmerUs Life Holdings, Inc.

*5 Opinion of James A. Smallenberger, Esq. as to the legality of the securities being registered.

*23(a) Consent of James A. Smallenberger, Esq. (included in his opinion filed as Exhibit 5).

*23(b)  Consent of KPMG Peat Marwick LLP.

*24     Powers of Attorney for Maureen M. Culhane and Ilene B. Jacobs.

_________________________
*Filed herewith.